                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 FORM 8-K/A-3

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 2, 1999



                         SKYLYNX COMMUNICATIONS, INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)



COLORADO                            0-24687                 84-1360029
---------------          --------------------------         ----------
(State or other            (Commission file number)      (Employer Identi-
incorporation)                                              fication No.)



           600 South Cherry Street, Suite 305, Denver, Colorado 80246
         -------------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)



      Registrant's telephone number, including area code:  (303) 316-0400
      -------------------------------------------------------------------



                  103 Sarasota Quay, Sarasota, Florida 34236
             -----------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------
     (a)  Financial Statements
          --------------------
          Pursuant to Item 7(a)(4), the Registrant files herewith the following financial statements of the acquired business:

          InterAccess Corporation Audited Financial Statements

          Independent Auditor's Report

          Balance sheet as of December 31, 1998

          Statements of Operation and Accumulated Deficit for the year ended December 31, 1998 and inception to December 31, 1997

          Statements of Cash Flows for the years ended December 31, 1998 and December 31, 1997

          Notes to Financial Statements

     (b)  Pro Forma Financial Information
          -------------------------------
          Pursuant to Item 7(b) and Item 7(a)(4), the Registrant files herewith the following unaudited pro forma consolidated financial information:

          Pro Forma Consolidated Balance Sheet as of December 31, 1998

          Pro Forma Consolidated Statements of Operations for the year ended December 31, 1998

     The unaudited Pro Forma Consolidated Sheet as of December 31, 1998 and unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1998 (collectively the Pro Forma Consolidated Financial Statements) give effect to the acquisition by SkyLynx Communications of certain assets of InterAccess Corporation. These transactions were accounted for as a purchase in accordance with the provisions of Accounting Principles Board Opinion Number 16.

     The Pro Forma Consolidated Statements of Operations were prepared assuming that the acquisition described above was consummated as of the beginning of each period presented. The Pro Forma Consolidated Balance Sheet includes the pro forma purchase accounting entries for the acquisition and was prepared assuming that the transaction was consummated as of January 1, 1998.

     The unaudited Pro Forma Consolidated Financial Statements are based upon historical consolidated and combined financial statements of the Registrant and InterAccess Corporation.

     The pro forma adjustments and the resulting Pro Forma Consolidated Financial Statements have been prepared based upon available information and certain assumptions and estimates deemed appropriate by the Registrant. A final determination of required purchase accounting adjustments and the allocation of the purchase price to the assets acquired based upon their respective fair values has not yet been made for the acquisition.

     The Pro Forma Consolidated Balance Sheet and the Pro Forma Consolidated Statements of Operations are not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of the dates indicated, or that may be achieved in the future. Furthermore, the Pro Forma Consolidated Financial Statements do not reflect changes that may occur as the result of post-combination activities and other matters.

     The Pro Forma Consolidated Financial Statements and notes thereto should be read in conjunction with the accompanying historical financial statements and notes thereto of InterAccess Corporation and the audited consolidated financial statements of the Registrant and subsidiaries included in its Annual Report on Form 10-KSB for the year ended December 31, 1998.

                               INTERACCESS CORP.

                         Index to Financial Statements

                                                                 Page

Independent auditors' report                                     F-2

Balance sheet, December 31, 1998                                 F-3

Statement of operations, year ended December 31, 1998            F-4

Statement of shareholder's deficit, January 1, 1998 through
  December 31, 1998                                              F-5

Statement of cash flows, year ended December 31, 1998            F-6

Summary of significant accounting policies                       F-7

Notes to financial statements                                    F-9

To the Board of Directors and Shareholders
InterAccess Corp.


                         INDEPENDENT AUDITORS' REPORT

We have audited the accompanying balance sheet of InterAccess Corp. as of December 31, 1998, and the related statements of operations, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of InterAccess Corp., as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




Cordovano and Harvey, P.C.
Denver, Colorado
April 16, 1999

                               INTERACCESS CORP.

                                 Balance Sheet

                               December 31, 1998

                                    ASSETS

CURRENT ASSETS
  Cash                                                   $      344
  Accounts receivable, net of allowance for uncollectible
     accounts totaling $50,100                               19,321
                                                         -----------
  TOTAL CURRENT ASSETS                                      19,665

PROPERTY AND EQUIPMENT, less accumulated depreciation
  of $50,800 (Note C)                                        15,629
                                                         -----------
                                                         $   35,294
                                                         ===========
LIABILITIES AND SHAREHOLDER'S DEFICIT

CURRENT LIABILITIES
  Accounts payable                                       $   10,547
  Current maturities on advances payable, related
    parties (Note B)                                         21,340
  Accrued interest expense, related party (Note B)            1,750
  Unearned revenue                                            5,795
  Other accrued expenses                                      2,506
                                                         -----------
  TOTAL CURRENT LIABILITIES                                  41,938

SHAREHOLDERS' DEFICIT
  Common stock, no par value; 7,500 shares authorized;
    500 shares issued and outstanding                           100
  Retained deficit                                           (6,744)

                           TOTAL SHAREHOLDER'S DEFICIT       (6,644)
                                                         -----------
                                                         $   35,294
                                                          ===========



        See accompanying summary of significant accounting policies and notes to the financial statements.

                               INTERACCESS CORP.

                            Statement of Operations

                     For The Year Ended December 31, 1998



REVENUES
  Sales and services                                     $  273,516
  Less: discounts                                           (11,225)
                                                         -----------
                           NET REVENUES                     262,291
                                                         -----------
OPERATING COSTS AND EXPENSES
  Cost of sales and services                                139,773
  Salaries and payroll taxes                                 69,847
  Consulting fees                                            15,901
  Rent, related party (Note B)                                6,425
  Professional fees                                           2,155
  Telephone                                                   3,318
  Travel                                                        686
  Insurance                                                   5,068
  Office and supplies                                         4,068
  Depreciation                                               18,486
  Other                                                       3,393
PROVISION FOR UNCOLLECTIBLE ACCOUNTS                         50,100
                                                         -----------
               TOTAL OPERATING COSTS AND EXPENSES           319,220
                             LOSS FROM OPERATIONS           (56,929)

NON-OPERATING (EXPENSE) INCOME
  Interest expense (Note B)                                  (1,813)
  Interest income                                                41
                                                         -----------
  LOSS BEFORE INCOME TAXES                                  (58,701)

INCOME TAXES (Note D)                                             -
                                                         -----------
                           NET LOSS                      $  (58,701)

Basic weighted average common shares outstanding                500
Basic loss per common share                              $  (117.40)

        See accompanying summary of significant accounting policies and notes to the financial statements.

                               INTERACCESS CORP.

                      Statement of Shareholder's Deficit

                   January 1, 1998 through December 31, 1998

                        Common Stock  Additional                Total
                                        Paid-in   Retained  Shareholders'
                    Shares  Par Value   Capital    Deficit     Equity
                     ------  --------  ---------  --------  ------------

Balance,
  January 1, 1998       500   $  100  $      -  $   51,957   $   52,057

Net loss for the
  year ended
  December 31,
  1998                    -        -         -     (58,701)     (58,701)

BALANCE,
  December 31, 1998     500   $  100  $      -  $   (6,744)  $   (6,644)

















   See accompanying summary of significant accounting policies and notes to the financial statements.

                               INTERACCESS CORP.

                            Statement of Cash Flows

                     For The Year Ended December 31, 1998

OPERATING ACTIVITIES
 Net loss                                                    $  (58,701)

 Transactions not requiring cash:
   Depreciation                                                  18,486
   Provision for uncollectible accounts                          44,100

 Changes in current assets and current liabilities:
   Increase in receivables and other current assets             (11,408)
   Increase in accounts payable and other current
     liabilities                                                 22,017
                                                             -----------
       NET CASH PROVIDED BY OPERATING ACTIVITIES                 14,494

INVESTING ACTIVITIES
 Purchases of equipment                                          (6,039)
                                                             -----------
       NET CASH (USED IN) INVESTING ACTIVITIES                   (6,039)

FINANCING ACTIVITIES
 Principal debt payments                                        (13,248)
                                                             -----------
       NET CASH (USED IN) FINANCING ACTIVITIES                  (13,248)

       NET INCREASE IN CASH                                      (4,793)
Cash, beginning of period                                         5,137
                                                             -----------
       CASH, END OF PERIOD                                   $      344

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
 Interest                                                    $        -
                                                             -----------
 Income taxes                                                $        -
                                                             -----------

        See accompanying summary of significant accounting policies and notes to the financial statements.

                               INTERACCESS CORP.

                  Summary of Significant Accounting Policies

                               December 31, 1998

Use of Estimates
----------------
The preparation of the financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

Cash Equivalents
----------------
For the purpose of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Property, Equipment and Depreciation
------------------------------------
Property and equipment is stated at cost and depreciated using the straight-
line method over the estimated useful lives of the assets.    Maintenance and
repair costs are charged to expense as incurred. Gains or losses on disposition of property and equipment are reflected in income.

Revenues
--------
Revenues consist of monthly charged fees to members for Internet access, Internet access consulting and for certain customers, hardware and other computer equipment. Internet service revenues are recognized in the period services are provided. Sales of products, such as computers and related equipment are recognized when the products are delivered. From time to time, Internet customers may prepay for Internet service. Deferred revenue of $5,795 consists of payment received for services to be performed in future periods.

Income Taxes
------------
Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the recorded book basis and tax basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future taxable income and tax credits that are available to offset future federal income taxes.

Fair Value of Financial Instruments
-----------------------------------
The Company has determined, based on available market information and appropriate valuation methodologies, that the fair value of its financial instruments approximates carrying value. The carrying amounts of cash, receivables, payables and other current liabilities approximate fair value due to the short-term maturity of the instruments.

                               INTERACCESS CORP.

                  Summary of Significant Accounting Policies

                               December 31, 1998

Earnings per Common Share
-------------------------
Effective December 31, 1997, SFAS 128 "Earnings per Share" requires a dual presentation of earnings per share-basic and diluted. Basic earnings per common share has been computed based on the weighted average number of common shares outstanding. Diluted earnings per share reflects the increase in weighted average common shares outstanding that would result from the assumed exercise of outstanding stock options. However, the Company has a simple capital structure for the period presented and, therefore, there is no variance between the basic and diluted earnings per share.

Recently Issued Accounting Pronouncements
-----------------------------------------
The Company has adopted the following new accounting pronouncements for the year ended December 31, 1998. There was no effect on the financial statements presented from the adoption of the new pronouncements. SFAS No. 130, "Reporting Comprehensive Income," requires the reporting and display of total comprehensive income and its components in a full set of general-purpose financial statements. SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," is based on the "management" approach for reporting segments. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of the Company's reportable segments.
SFAS No. 131 also requires disclosure about the Company's products, the geographic areas in which it earns revenue and holds long-lived assets, and its major customers. SFAS No. 132, "Employers' Disclosures about Pensions and Other Post-retirement Benefits," which requires additional disclosures about pension and other post-retirement benefit plans, but does not change the measurement or recognition of those plans.

                               INTERACCESS CORP.

                         Notes to Financial Statements

                               December 31, 1998

Note A:  Nature of Organization
-------------------------------
InterAccess Corp. (the "Company") was incorporated in Florida on March 29, 1995. The Company is an Internet service provider that was formed to help members derive meaningful benefits from the extensive resources of the Internet.

Note B:  Related Party Transactions
-----------------------------------
During the year ended December 31, 1998, the Company paid an affiliate $550 per month for office space on a month-to-month basis. Rent expense for the year ended December 31, 1998 totaled $6,425. The affiliate also charges the Company $2,973 for services provided during the year ended December 31, 1998. The $2,973 is included in indebtedness to related parties in the accompanying financial statements.

At January 1, 1998, the Company owed an officer $31,615 for working capital advances. The advances bear interest at seven percent and are due on demand. The Company repaid $13,248 during the year ended December 31, 1998. The remaining balance of $18,367 at December 31, 1998 is included as due to officer in the accompanying balance sheet. Accrued interest on the advances totaled $1,750 at December 31, 1998 and is included as accrues interest expense, related party in the accompanying financial statements.

Note C:  Property and Equipment
-------------------------------
Property and equipment consisted of the following at December 31, 1998:



       Furniture                          $         401
       Computer hardware                         62,640
       Computer software                          3,388
                                          --------------
                                                 66,429
       Less accumulated depreciation            (50,800)
                                          --------------
                                           $     15,629

                               INTERACCESS CORP.

                         Notes to Financial Statements

                               December 31, 1998

Note D:   Income Taxes
----------------------
A reconciliation of the U.S. statutory federal income tax rate to the effective rate follows for the year ended December 31, 1998:


          U.S. statutory federal rate                       16.48%
          State income tax rate, net of federal benefit      0.00%
          Net operating loss for which no tax benefit is
               currently available                        - 16.48%
                                                          --------
                                                             0.00%

Deferred taxes consisted of the following at December 31, 1998:


          Deferred tax asset, net operating loss
               carryforward                                 $ 9,675
          Valuation allowance                                (9,675)
                                                           ---------
                         Net deferred taxes                 $     -

The valuation allowance offsets the deferred tax assets for which there is no assurance of recovery. The change in the valuation allowance for the year ended December 31, 1998 totaled $9,675. The net operating loss carryforward expires through the year 2018.

The valuation allowance will be evaluated at the end of each year, considering positive and negative evidence about whether the deferred tax asset will be realized. At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax assets is no longer impaired and the allowance is no longer required.

                               INTERACCESS CORP.

                         Notes to Financial Statements

                               December 31, 1998

Note E:  Year 2000 Compliance
-----------------------------
The Year 2000 issue (Y2K) is the result of computer programs written using two digits rather than four to define the applicable year. Any of the Company's computer and telecommunications programs that have date sensitive software may recognize a date using "00" as the year 1900 instead of 2000. This could result in system failure or miscalculations causing disruptions in operations, including the ability to process transactions, send invoices, or engage in similar normal business activities.

The Company cannot determine the extent to which the Company is vulnerable to third parties' failure to remediate their own Y2K problems. As a result, there can be no guarantee that the systems of other companies on which the Company's business relies will be timely converted, or that failure to convert by another company, or a conversion that is incompatible with the Company's systems, would have a material adverse affect on the Company. In view of the foregoing, there can be no assurance that the Y2K issue will not have a material adverse effect on the Company's business.

Note F:  Subsequent  Event
--------------------------
   Asset Purchase Agreement
   ------------------------
   Effective February 2, 1999, the Company consummated an Asset Purchase Agreement pursuant to which substantially all of its assets were sold to SkyLynx Communications, Inc. ("SkyLynx"), an Internet service provider operating in Florida, California and Oregon and serving approximately 1,400 customers. The purchase price of this acquisition was $390,770, consisting of $195,385 in cash and 25,607 shares of SkyLynx common stock.

   Unaudited Pro Forma Condensed, Combined Financial Information
   -------------------------------------------------------------
   The following unaudited pro forma condensed, combined balance sheet and pro forma condensed, combined statement of operations gives effect to the acquisition of the Company by SkyLynx as of and for the year ended December 31, 1998. The unaudited condensed, combined statement of operations is presented as if the acquisition had occurred on January 1, 1998.

   The unaudited pro forma condensed, combined financial information should be read in conjunction with the separate audited financial statements and notes thereto of each of the companies included in the pro forma as of and for the year ended December 31, 1998.

                               INTERACCESS CORP.

                         Notes to Financial Statements

                               December 31, 1998



Note F:   Subsequent  event, continued
--------------------------------------
   Unaudited Pro Forma Condensed, Combined Financial Information, continued
   ------------------------------------------------------------------------
   These unaudited pro forma condensed, combined statements are not necessarily indicative of results of operations had the acquisition occurred at January 1, 1998, nor of the results to be expected in the future.

   The following footnotes should be read in understanding pro forma adjustments to the unaudited pro forma condensed, consolidated statements.

   (a) Adjustment to reflect the $390,770 asset purchase by SkyLynx; $170,385 allocated to the customer list, $25,000 allocated to property and equipment, and $195,385 allocated to the covenant not to compete. SkyLynx paid $195,385 in cash for the customer list and property and equipment. SkyLynx issued 25,607 common shares valued at market of approximately $7.63 per share as of the date of closing, in exchange for a covenant not to compete from the principals of InterAccess.

   (b) Adjustment to recognize depreciation on the property and amortization of the customer list and covenant not to compete agreement. The property was depreciated over three years ($8,333), the customer list was amortized over three years ($56,795), and the covenant not to compete was amortized over 18 months ($130,257). Total pro forma amortization and depreciation expense equals $195,385.

   (c) Adjustment to revise the weighted average common shares outstanding and basic loss per share for the 25,607 common shares issued in the asset purchase agreement.

   (d) Reflects balances at December 31, 1998 of the Company that were not acquired by SkyLynx.

   The unaudited pro forma condensed, combined financial statements do not show a pro forma benefit for income taxes. The benefit from net operating losses has been offset by the establishing of a valuation allowance equal to the deferred tax asset derived from net operating losses. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery.

                               INTERACCESS CORP.

                         Notes to Financial Statements

                               December 31, 1998

Note F:   Subsequent event
--------------------------
  Unaudited Pro Forma Condensed, Combined Financial Information, continued
  ------------------------------------------------------------------------

                  PRO FORMA CONDENSED, COMBINED BALANCE SHEET
                               DECEMBER 31, 1998

                             SkyLynx       (d)
                InterAccessCommunica-   Pro Forma   Pro Forma    Pro Forma
                   Corp.   tions, Inc. Adjustments Adjustments   Combined
                ---------- ---------- -----------  ----------  -----------

Cash            $     344  $ 512,925  $      (344) $(195,385) (a) $317,540
Current assets     19,665    533,060      (19,665)  (195,385) (a)  337,675
Total assets       35,294  2,407,603      (35,294)   195,385     2,602,988
Current
  liabilities      41,938  1,134,474      (41,938)         -     1,134,474
Total liabilities  41,938  1,134,474      (41,938)         -     1,134,474
Retained equity
 (deficit)         (6,744)(5,553,586)       6,744          -    (5,553,586)
Total shareholders'
 equity            (6,644) 1,273,129        6,644    195,385  (a)1,468,514


             PRO FORMA CONDENSED, COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998

                             SkyLynx       (d)
                InterAccessCommunica-   Pro Forma   Pro Forma    Pro Forma
                   Corp.   tions, Inc. Adjustments Adjustments   Combined
                ---------- ---------- -----------  ----------  -----------

Revenues        $ 262,291  $   7,898               $       -   $   270,189
Operating costs
 and expenses     319,220  5,300,834                 195,385  (b)5,815,439
Loss from
 operations       (56,929)(5,292,936)               (195,385)(b)(5,545,250)
Interest and other
 income (expenses) (1,772)    18,104                                16,332
Net loss          (58,701)(5,274,832)               (195,385) (b)(5,528,918)

Weighted average
 common shares
 outstanding          500  8,946,874                  25,607  (c)8,972,481
Basic loss per
 share          $ (117.40) $   (0.60)                          (c)   (.62)


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SKYLYNX COMMUNICATIONS , INC.


Dated:    July 2, 1999             By:   /s/ Jeffery A. Mathias
          ------------                  ---------------------------------
                                        Jeffery A. Mathias, President